Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
May 31, 1999



        Expected B Maturity                                      11/15/2005


        Blended Coupon                                              5.0808%


        Excess Protection Level
          3 Month Average   6.51%
          May, 1999   7.63%
          April, 1999   5.18%
          March, 1999   6.74%


        Cash Yield                                  19.45%


        Investor Charge Offs                         4.88%


        Base Rate                                    6.94%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $41,914,776,221.36


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $2,922,256,702.87